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Statement of Additional Information Supplement dated February 26, 2016

This supplement supersedes and replaces in its entirety the information included in the supplement to the Statements of Additional Information dated January 29, 2016.

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Series I and Series II shares of the Funds listed below:

Invesco V.I. American Franchise Fund	Invesco V.I. Government Securities Fund
Invesco V.I. American Value Fund	Invesco V.I. Growth and Income Fund
Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. High Yield Fund
Invesco V.I. Comstock Fund	Invesco V.I. International Growth Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Managed Volatility Fund
Invesco V.I. Core Plus Bond Fund	Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Equally-Weighted S&P 500 Fund	Invesco V.I. Money Market Fund
Invesco V.I. Equity and Income Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I. Global Core Equity Fund	Invesco V.I. Small Cap Equity Fund
Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund
Invesco V.I. Global Real Estate Fund	Invesco V.I. Value Opportunities Fund

Effective as of the close of business on December 31, 2015, Messrs. Rodney F. Dammeyer and Hugo F. Sonnenschein retired as trustees of each Fund and any references to Messrs. Dammeyer and Sonnenschein serving as a trustee or committee member are hereby removed.

Effective as of January 29, 2016, the Boards of Trustees of the Funds listed above appointed Eli Jones, Ph.D. and Robert C. Troccoli as trustees of each Fund. The following information is added under “Management of the Trust” in the Statement of Additional Information for each Fund.

Management of the Trust

“Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

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Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.”

Effective February 22, 2016, Lisa Brinkley retired as Chief Compliance Officer of each Fund and any references to Lisa Brinkley serving as Chief Compliance Officer are hereby removed. Robert Leveille has been appointed as the Chief Compliance Officer of each Fund effective February 22, 2016.

The following information is added to the table under “Appendix C – Trustees and Officers” in the Statement of Additional Information for each Fund.

“Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Independent Trustees

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University	146	Director of Insperity, Inc. (formerly known as Administaff)

		Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank

Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver – Daniels College of Business	146	None

		Formerly: Senior Partner, KPMG LLP
Officers

Robert R. Leveille – 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds	N/A	N/A”

		Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

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